UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: February 21, 2013

The X-Change Corporation
(Exact name of small business issuer as specified in its charter)

Commission File Number: 002-41703

Nevada	90-0156146
(State of incorporation)	(IRS Employer ID Number)

12655 North Central Expressway, Suite 1000 Dallas TX 75243
(Address of principal executive offices) (Zip Code)

(888) 889-0888
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement

On December 28, 2012, The X-Change Corporation filed a Current Report on Form 8-K reporting the following:

“On December 12, 2012, the Company entered into an Asset Purchase Agreement (Exhibit 99.1) with Cannabis Science, Inc. to acquire its rights and interest in the Joint Venture Operating Agreement (Exhibit 99.2) with dupetit Natural Products GmbH for total consideration of $175,000, including 5,000,000 common shares in the Company with a fair market value of $150,000 plus the assumption of up to $25,000 in liabilities.  On December 12, 2012, Cannabis Science, Inc. signed an Addendum to Joint Venture Operating Agreement with dupetit Natural Products GmbH clarifying voting rights and compensation structure under the Agreement.

Under the Joint Venture Operating Agreement, the Company has acquired a 90% interest in all products, brands and trademarks in dupetit Natural Products GmbH and an equivalent participation in net operating profits worldwide.”

Item 4.01 - Changes in Registrant’s Certifying Accountant.

Resignation of S. W. Hatfield, CPA's

On February 21, 2013, the Board of Directors of the Company was notified by it's auditors, S. W. Hatfield, CPA (SWHCPA) of Dallas, Texas that, as a result of the Asset Purchase Agreement with Cannabis Science, Inc., principally including the Joint Venture Operating Agreement with dupetit Natural Products GmbH (a Germany-based company), as reported in a Current Report on Form 8-K filed on or about December 28, 2012, SWHCPA would not stand for reappointment as the Company’s auditing firm for the year ended December 31, 2012.

The Company's Board of Directors has accepted the pending resignation of SWHCPA.

No accountant's report on the financial statements for either of the past two (2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.

During the Company's two most recent fiscal years (ended December 31, 2011 and 2010) and from January 1, 2012 to the date of this Report, there were no disagreements with SWHCPA on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure.  For the years ended December 31, 2011 and 2010, and from January 1, 2012 through the date of this report, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided SWHCPA with a copy of the foregoing disclosure and requested SWHCPA to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein.  A copy of SWHCPA’s letter dated February 21, 2013 is attached as Exhibit 16.1 in this filing.

The Company anticipates appointing successor auditors in the near future and will file the required Current Report on Form 8-K concurrent with that event.

Item 9.01.    Financial Statements and Exhibits.

(d)  Exhibits.
16.1                      Letter from S. W.  Hatfield, CPA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

The X-Change Corporation

Dated: February 21, 2013	By:	/s/ R. Wayne Duke
R. Wayne Duke
Chief Executive Officer
and Chief Financial Officer